UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2006

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	001-16845	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02        Departure of Directors or Principal Officers; Election of Directors;

                       Appointment of Principal Officers.

(c)	On June 13, 2006, PFF Bancorp, Inc., announced that Gregory C. Talbott has been promoted to Senior Executive Vice President/Chief Operating Officer and Chief Financial Officer of PFF Bancorp, Inc. ("Bancorp") and its wholly-owned subsidiary, PFF Bank and Trust ("Bank").

Mr. Talbott, 52, has been with the Bank since 1987 and served as Chief Financial Officer of the Bancorp and the Bank since 1989.

A copy of the press release dated June 13, 2006, describing this item is attached as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit No.            Description

99.1	PFF Bancorp, Inc. press release dated June 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Senior Executive Vice President, Chief Financial Officer and Treasurer
Date: June 16, 2006